File Number:333-126384
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933




PIONEER
--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND


                                                                 Class 1 (AIOXX)
                                                                 Class 2 (ASIXX)
                                                                 Class 3 (ASPXX)


                                                      Prospectus

                                                      December 1, 2009
                                                      (as revised, May 28, 2010)


Contents

Fund Summary ...................................  1
More on the fund's investment objectives
and strategies ................................. 10
More on the risks of investing in the fund ..... 12
Management ..................................... 16
Pricing of shares .............................. 18
Choosing a class of shares ..................... 19
Distribution and service arrangements .......... 20
Buying, exchanging and selling shares .......... 22
Account options ................................ 32
Shareholder policies and services .............. 33
Dividends, capital gains and taxes ............. 36
Financial highlights ........................... 38


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

[LOGO] PIONEER
       Investments(R)

--------------------------------------------------------------------------------
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contact your investment professional to discuss how the fund may fit into your portfolio.
--------------------------------------------------------------------------------

Fund Summary

Investment objectives
High current income, preservation of capital and liquidity.

Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareowner fees
paid directly from your investment                     Class 1   Class 2   Class 3
----------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                         None      None      None
----------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a percent-
age of offering price or the amount you receive when
you sell shares, whichever is less                        None      None      None
----------------------------------------------------------------------------------


Annual fund operating expenses
(expenses that you pay each year
as a percentage of the value of your investment)       Class 1   Class 2   Class 3
----------------------------------------------------------------------------------
Management Fees                                          0.20%     0.20%     0.20%
----------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.00%     0.25%     0.50%
----------------------------------------------------------------------------------
Other Expenses(1)                                        0.09%     0.08%     0.08%
----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                     0.29%     0.53%     0.78%
----------------------------------------------------------------------------------
Less: Fee Waiver and Expense Reimbursement              -0.04%    -0.03%    -0.03%
----------------------------------------------------------------------------------
Net Expenses(2)                                          0.25%     0.50%     0.75%
----------------------------------------------------------------------------------

1 During the fiscal year ended July 31, 2009, the fund participated in the Treasury Guarantee Program for Money Market Funds. The Program terminated on September 18, 2009. "Other Expenses" have been restated to reflect the termination of the Program.

2 The fund's investment adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.25%, 0.50% and 0.75% of the average daily net assets attributable to Class 1, Class 2 and Class 3 shares, respectively. These expense limitations are in effect through December 1, 2011. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

Fund Summary

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total operating expenses remain the same except for year one (which considers the effect of the expense limitation).

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               Number of years you own your shares (with or without redemption)
             -------------------------------------------------------------------
                              1               3               5               10
--------------------------------------------------------------------------------
Class 1                     $26             $89            $159             $364
--------------------------------------------------------------------------------
Class 2                      51             167             293              662
--------------------------------------------------------------------------------
Class 3                      77             246             430              963
--------------------------------------------------------------------------------

Principal investment strategies
The fund is a money market fund. The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities of U.S. and non-U.S. issuers, including those issued by government, corporate and other issuers. The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks.

The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities. These investments may include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, auction features or interest rate reset features. The fund's investments may include U.S. dollar denominated securities issued by non-U.S. governments and multinational issuers, such as the World Bank.

The fund invests in accordance with the credit quality, maturity, liquidity and diversification standards applicable to money market funds. Under the quality standards, the fund invests in U.S. government obligations and money market securities that, at the time of purchase, are rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the fund's investment adviser. If rating organizations differ in the rating assigned to a security, the fund will only treat the security as having the higher rating if at least two rating organizations assigned that rating.

The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 90 days or less (60 days or less as of June 30, 2010). The fund's investments may have fixed, floating or variable interest rates.

Within these standards, the adviser's assessment of broad economic factors that are expected to affect economic activity and interest rates influences its securities selection. The fund's investment adviser also employs fundamental research and an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.


Principal risks of investing in the fund
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that this will be the case, and it is possible to lose money by investing in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives. You should be aware that money market funds have, in the past, "broken the buck," which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. You should also be aware that the fund's investment adviser and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund's yield. From time to time, the adviser and its affiliates may reimburse or otherwise reduce the fund's expenses or the adviser may waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share, for the purpose of avoiding a negative yield or increasing the fund's yield during the period of the limitation. Any such expense reimbursements, reductions or waivers are voluntary and temporary and may be terminated by the adviser at any time without notice.

Following is a description of principal risks of investing in the fund.

Interest rate and market risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. An increase in interest rates, decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the recent global financial crisis, could cause the value of your investment, or its yield, to decline. In response to the crisis, the U.S. government and the Federal

Fund Summary

Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities.

Credit risk. If an issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/ or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the default or downgrade of a single holding or issuer may cause significant deterioration in the fund's share price. The credit quality of the fund's holdings can change rapidly in certain markets.

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a voluntary fee waiver is changed or terminated.

Structured securities risk. Certain structured securities in which the fund invests may be considered derivative instruments. Some of these instruments may have the effect of increasing the fund's exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future. Such debt and mortgage-backed securities are subject to the risk of default in the payment of interest and/or principal, similar to debt of private issuers.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

Portfolio selection risk. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could cause the remaining shareholders in the fund to lose money. In addition, the fund may suspend redemptions when permitted by applicable regulations.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

Fund Summary

The fund's past performance
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class 1 shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time. You may obtain updated performance information at us.pioneerinvestments.com or by calling 1-800-225-6292.

The fund acquired the assets and liabilities of AmSouth Institutional Prime Obligations Money Market Fund (the predecessor fund) on September 23, 2005. The performance of each class of the fund includes the net asset value performance of the predecessor fund's Institutional Class 1 shares, Institutional Class 2 shares and Institutional Class 3 shares prior to the reorganization, which has not been restated to reflect any differences in expenses.

The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Annual return Class 1 shares (%)
(Year ended December 31)

[The following data was represented as a bar chart in the printed material]

'00                6.32
'01                3.94
'02                1.53
'03                0.95
'04                1.17
'05                3.01
'06                4.92
'07                5.14
'08                2.95
'09                0.50



For the period covered by the bar chart:

The highest calendar quarterly return was 1.63% (7/1/2000 to 9/30/2000)

The lowest calendar quarterly return was 0.06% (10/1/2009 to 12/31/2009)

Fund Summary

Average annual total return (%)
(for periods ended December 31, 2009)

                                                               Since   Inception
                             1 Year   5 Years   10 Years   Inception        Date
--------------------------------------------------------------------------------
Class 1                                                                  9/15/98
Return before taxes            0.50      3.29       3.03        3.26
--------------------------------------------------------------------------------
Class 2                                                                  2/19/99
Return before taxes            0.30      3.05       2.78        2.94
--------------------------------------------------------------------------------
Class 3                                                                  2/22/99
Return before taxes            0.17      2.82       2.54        2.69
--------------------------------------------------------------------------------

Management


Investment adviser     Pioneer Investment Management, Inc.

Portfolio management   Seth Roman, portfolio manager at Pioneer (portfolio
                       manager of the fund since 2006).

Purchase and sale of fund shares
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund's transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292). Please ask your financial intermediary about its procedures.

Your initial investment for Class 1, Class 2 or Class 3 shares must be at least $3 million, $500,000 and $50,000, respectively. There is no minimum additional investment amount for Class 1, Class 2 or Class 3 shares.


Tax information
You normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions you receive from the fund, unless you are investing through a tax-deferred account, such as a 401(k) plan or individual retirement account.


Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person or investment professional to recommend the fund over another investment. Ask your sales person or investment professional or visit your financial intermediary's website for more information.

More on the fund's investment objectives and strategies

Investment objectives
The fund seeks high current income, preservation of capital and liquidity. The fund's investment objective may not be changed without shareholder approval.


Principal investment strategies
The fund is a money market fund. The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities of U.S. and non-U.S. issuers, including those issued by:
o    U.S. and non-U.S. banks
o    U.S. and non-U.S. corporate or private issuers
o    The U.S. government and its agencies and instrumentalities
o    Non-U.S. governments
o    Multinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities. These investments may include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, auction features or interest rate reset features. The fund's investments may include U.S. dollar denominated securities issued by non-U.S. governments and multinational issuers, such as the World Bank.

The fund invests in accordance with the credit quality, maturity, liquidity and diversification standards applicable to money market funds. Under the quality standards, the fund invests in U.S. government obligations and money market securities that, at the time of purchase, are rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer Investment Management, Inc., the fund's investment adviser. If rating organizations differ in the rating assigned to a security, the fund will only treat the security as having the higher rating if at least two rating organizations assigned that rating.

The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 90 days or less (60 days or less as of June 30, 2010). The fund's investments may have fixed, floating or variable interest rates. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund's investment adviser or the Board

(where required by applicable regulations) will decide whether the security should be held or sold.

Within these standards, Pioneer's assessment of broad economic factors that are expected to affect economic activity and interest rates influences its securities selection. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.

Money market securities. Money market securities include:
o Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
o    Corporate debt securities, including commercial paper
o    Obligations of U.S. and non-U.S. banks
o    Repurchase agreements
o    Mortgage and asset-backed securities
o Securities issued by non-U.S. governments and non-U.S. corporate or private issuers
o    Municipal obligations


Additional investment strategies

In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following non-principal investment strategies.


Reverse repurchase agreements and borrowing
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33-1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

More on the risks of investing in the fund

Principal investment risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that this will be the case, and it is possible to lose money by investing in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives. You should be aware that money market funds have, in the past, "broken the buck," which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. You should also be aware that the fund's investment adviser and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken. From time to time, the adviser and its affiliates may reimburse or otherwise reduce the fund's expenses or the adviser may waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share, for the purpose of avoiding a negative yield or for increasing the fund's yield during the period of the limitation. Any such expense reimbursements, reductions or waivers are voluntary and temporary and may be terminated by the adviser or its affiliates at any time without notice. The fund could take other actions in an effort to maintain a net asset value of $1.00 per share. For example, the fund could increase or decrease the number of its outstanding shares. If the fund were to reduce the number of its outstanding shares in order to maintain a stable net asset value, you would own fewer shares and lose money.

Following is a description of principal risks of investing in the fund.

Interest rate and market risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. An increase in interest rates, decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the recent global financial crisis, could cause the value of your investment, or its yield, to decline. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities.

Credit risk. The fund invests exclusively in securities that are rated, when the fund buys them, in the two highest short-term rating categories or, if unrated, are, in the investment adviser's opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund or a counterparty to a financial contract with the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security's credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly. In addition, the default or downgrade of a single holding or issuer may cause significant deterioration in the fund's share price. The credit quality of the fund's holdings can change rapidly in certain markets.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio manager believes that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund's interest in securities experiencing these events. Any of these events may cause you to lose money.

Yield risk. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund's expenses could absorb all or a significant portion of the fund's income, and, if the fund's expenses exceed the fund's income, the fund may be unable to maintain its $1 share price. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund's yield. Under these new regulations, the fund may be required to maintain greater liquidity based on the characteristics and anticipated liquidity needs of its shareholders, and may have a lower yield than money market funds with a different shareholders base.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual Fund Operating Expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a voluntary fee waiver is changed or terminated.

Structured securities risk. Certain structured securities in which the fund invests may be considered derivative instruments. Some of these instruments may have the effect of increasing the fund's exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan

More on the risks of investing in the fund

Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future. Such debt and mortgage-backed securities are subject to the risk of default in the payment of interest and/or principal, similar to debt of private issuers.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in banking obligations, such as participation interests in municipal securities or variable rate demand obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry, including the ongoing global financial crisis. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank's borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank's financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject.

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

o Economic, political, regulatory and social developments may adversely affect the securities markets
o    Withholding and other non-U.S. taxes may decrease the fund's return

Portfolio selection risk. The adviser's judgment about the quality, relative yield, relative value or market trends affecting, a particular sector or region, market segment, security, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could cause the remaining shareholders in the fund to lose money.

To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.


Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2010, assets under management were approximately $250 billion worldwide, including over $61 billion in assets under management by Pioneer (and its U.S. affiliates).


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate an unaffiliated subadviser or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval.


Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of Seth Roman (portfolio manager of the fund since 2006). Mr. Roman is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Roman joined Pioneer as a portfolio manager in March 2006 and has been an investment professional for over 10 years. Prior to joining Pioneer, Mr. Roman was a fixed income trader for Fidelity Management and Research Company.

The fund's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the fund.

Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.20% of the fund's average daily net assets. The fee is accrued daily and paid monthly.

For the fiscal year ended July 31, 2009, the fund paid management fees equivalent to 0.20% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's semiannual report to shareholders, for the period ended January 31, 2010.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

Net asset value


The fund's net asset value is the value of its securities plus other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares twice daily, every day the New York Stock Exchange is open, at 2:00 p.m. Eastern time and when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its securities using the amortized cost method. This valuation method assumes a steady rate of amortization of any premium or discount from the date of purchase until the maturity of each security.


--------------------------------------------------------------------------------
Share price

The net asset value per share next calculated after your transaction, adjusted for any applicable sales charge.
--------------------------------------------------------------------------------

Choosing a class of shares

The fund offers three classes of shares through this prospectus. Each class has different minimum initial investment amounts and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o    The expenses paid by each class
o The minimum investment requirements and minimum account size requirements for each class

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

Class 1 shares are offered to fiduciary, advisory, custodial or agency (or similar capacity) clients of financial institutions approved by the distributor, which may include participants in sweep programs. Class 2 and Class 3 shares also may be offered through sweep programs. The intermediaries sponsoring these sweep programs may offer their clients other classes of shares of the fund and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.

Distribution and service arrangements

The fund has adopted shareholder service plans for Class 2 and Class 3 shares. Each plan complies with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the fund pays distribution and service fees to the distributor and financial intermediaries through which shares of the fund are held. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


Additional payments to financial intermediaries
Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

Buying, exchanging and selling shares

Opening your account


If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional or financial intermediary for more information.

Banks, brokers and other financial institutions and representatives may use shares of the fund in "sweep" programs whereby the accounts of a participating customer of the financial institution or representative are automatically "swept" into shares of the fund.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and similar programs, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.


Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:


Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292


Telephone transaction privileges
If your account is registered in your name, you can buy or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.


--------------------------------------------------------------------------------
By phone

If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFone(SM) at any time.
--------------------------------------------------------------------------------

Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o    For new accounts, complete the online section of the account application
o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Buying, exchanging and selling shares

General rules on buying and selling your fund shares


Share price
If you place an order to purchase or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) (except for orders received by 2:00 p.m. meeting the requirements referenced below), your transaction will be completed at the share price determined as of the close of regular trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.

On any day that the money markets in which the fund invests close early, such as days in advance of holidays or in the event of an emergency, the fund reserves the right to advance the time when the fund's share price is determined (and by which transaction orders must be received) to the closing time of the markets.

You begin earning dividends on the first business day after the fund is credited with same day funds for your purchase. However, if your purchase order is received by the fund by 2 p.m. with payment through same-day wire meeting the requirements referenced below, you also will receive dividends declared that day.

There are special requirements if you wish to purchase fund shares by wire, have your order executed at 2 p.m. and receive dividends for that day. You or your investment firm must contact the fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc. at 1-800-225-6292, to be pre-approved.

Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank

--------------------------------------------------------------------------------
Good order means that:
o    You have provided adequate instructions
o    There are no outstanding claims against your account
o    There are no transaction limitations on your account
o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o    Your request includes a signature guarantee if you:
     -    Are selling over $100,000 or exchanging over $500,000 worth of shares
     -    Changed your account registration or address within the last 30 days
     - Instruct the transfer agent to mail the check to an address different from the one on your account
     -    Want the check paid to someone other than the account's record owner(s)
     - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Buying
You may buy fund shares from any investment firm that has a sales agreement with the distributor.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.


Minimum investment amounts
Class 1 shares are offered without sales charges or distribution or service (12b-1) fees. The minimum initial investment for all Class 1 purchases by a shareholder is $3 million. If the value of Class 1 shares in your account falls below $3 million, the fund may ask you to increase your balance. If it is still below $3 million after 60 days, the fund may convert, at net asset value, your Class 1 shares to Class 2 shares.

Buying, exchanging and selling shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

Class 2 shares are offered without sales charges. The minimum initial investment for all Class 2 purchases by a shareholder is $500,000.

Class 3 shares are offered without sales charges. The minimum initial investment for all Class 3 purchases by a shareholder is $50,000.


Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.


Exchanging
Purchases or sales through exchanges with other Pioneer Funds is not permitted.


Selling
Your shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order.

There are special requirements if you wish to have your order executed at 2:00 p.m. and receive your redemption proceeds by wire that same day. You or your investment firm must contact the fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc. at 1-800-225-6292, to be pre-approved. You will not receive that day's dividend.


--------------------------------------------------------------------------------
You generally will have to pay income taxes on a sale.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Consult your investment professional to learn more about buying or selling fund shares.
--------------------------------------------------------------------------------

Buying shares


Through your investment firm
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


Automatic sweep
You may purchase fund shares through "sweep" programs established for qualified accounts of financial institutions approved by the distributor, whereby uninvested cash balances of clients are swept automatically into the fund. Consult your investment professional for more information.


By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. If your account is eligible, you can purchase additional fund shares by phone or online if:
o    You established your bank account of record at least 30 days ago
o    Your bank information has not changed for at least 30 days
o You are not purchasing more than $25,000 worth of shares per account per day
o    You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.


In writing, by mail or by fax
You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

Buying, exchanging and selling shares

Selling shares


Through your investment firm
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.


By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record


In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

How to contact us


By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321


By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Pioneer website
www.pioneerinvestments.com


By fax
Fax your exchange and sale requests to:
1-800-225-4240

Buying, exchanging and selling shares

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs.
An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

Account options

See the account application form for more details on each of the following options.


Distribution options
The fund offers two distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in a monthly check.

You may also direct that the dividend checks be paid to another person or to an address other than your address of record. You must provide a signature guarantee if you make this election after you open your account.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then-current net asset value.


Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder policies and services

Pioneer website
www.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o    Your current account information
o    Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
o    A copy of Pioneer's privacy notice


If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.


FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o    Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o    Request account statements


If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).


Household delivery of fund documents
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.


Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Shareholder policies and services

Tax information
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.


Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.


Shareowner account policies


Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o    Requesting certain types of exchanges or sales of fund shares
o    Redeeming shares for which you hold a share certificate
o    Requesting certain types of changes for your existing account


You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


Minimum account size
The fund requires that you maintain a minimum account value for Class 1 shares of $3 million. If you hold less than $3 million in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold.


Telephone and website access
You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


Share certificates
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.


Other policies
The fund and the distributor reserve the right to:
o    reject any purchase order for any reason, without prior notice
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash
o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
Each day the fund declares substantially all of its net investment income as a dividend to shareowners. Dividends are accrued each day and paid on the last business day of the month. The fund generally pays any distributions of net short-term capital gains in November. The fund does not anticipate making any distributions of net long-term capital gains. The fund may also pay dividends and distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax.


Taxes
You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates. Distributions from the fund's net short-term capital gains are taxable as ordinary income. Other dividends are generally taxable as ordinary income.

Since the fund's income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of dividends paid by the fund will qualify for either the dividends-received deduction for corporations or the maximum 15% U.S. tax rate available to individuals on "qualified dividend income."

The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

When you sell fund shares it is generally considered a taxable event, but you will not have any gain or loss on the sale so long as the fund maintains a net asset value of $1.00 per share.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and other distributions and any other payments to you that are subject to backup withholding.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the fund or effecting such sales.

Plan participants whose retirement plan invests in the fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales of fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

Distributions derived from interest on U.S. government obligations (but generally not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.


--------------------------------------------------------------------------------
Sales generally will be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand the fund's financial performance for the past five years.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class 1, Class 2 and Class 3 shares of the fund (assuming reinvestment of all dividends and distributions).

The fund acquired the assets and liabilities of AmSouth Institutional Prime Obligations Money Market Fund (the predecessor fund) on September 23, 2005. For periods prior to September 23, 2005, the financial highlights below reflect the financial highlights of the predecessor fund.

The information below, except for the fiscal year ended July 31, 2005, has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The information below for the fiscal year ended July 31, 2005 has been audited by another independent registered public accounting firm. The annual report is available upon request.

Pioneer Institutional Money Market Fund

Class 1 shares

                                             Year Ended  Year Ended  Year Ended Year Ended  Year Ended
                                              7/31/09     7/31/08     7/31/07    7/31/06 (b)  7/31/05
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                             ---------------------------------------------------------
Increase from investment operations:
  Net investment income                      $   0.01    $   0.04    $   0.05    $   0.04    $   0.02
  Net realized and unrealized gain
   on investments                                0.00(a)     0.00(a)     0.00(a)     0.00(a)        -
                                             ---------------------------------------------------------
   Net increase from investment
     operations                              $   0.01    $   0.04    $   0.05    $   0.04    $   0.02
Distributions to shareowners:
  Net investment income                         (0.01)      (0.04)      (0.05)      (0.04)      (0.02)
                                             ---------------------------------------------------------
Capital Contributions                        $      -    $      -    $      -    $      -    $   0.00(a)
                                             ---------------------------------------------------------
Net increase (decrease) in net
  asset value                                $      -    $      -    $      -    $      -    $      -
                                             ---------------------------------------------------------
Net asset value, end of period               $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                             =========================================================
Total return*                                    1.45%       4.02%       5.24%       4.20%       2.17%
Ratio of net expenses to average
  net assets+                                    0.29%       0.25%       0.24%       0.26%       0.25%
Ratio of net investment income to
  average net assets+                            1.50%       3.83%       5.11%       3.95%       2.19%
Net assets, end of period
  (in thousands)                             $145,874    $138,778    $114,887    $ 85,669    $230,573
Ratios with no waiver of fees and
  assumptions of expenses by
  Advisor and no reductions for fees
  paid indirectly:
  Net expenses                                   0.33%       0.26%       0.24%       0.33%       0.40%
  Net investment income                          1.46%       3.82%       5.11%       3.88%       2.04%
Ratios with waiver of fees and
  assumptions of expenses by
  Advisor and no reductions for fees
  paid indirectly:
  Net expenses                                   0.29%       0.25%       0.24%       0.26%       0.25%
  Net investment income                          1.50%       3.83%       5.11%       3.95%       2.19%
======================================================================================================

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+    Ratio with no reduction for fees paid indirectly.

Financial highlights

Pioneer Institutional Money Market Fund


Class 2 shares

                                             Year Ended  Year Ended  Year Ended Year Ended  Year Ended
                                              7/31/09     7/31/08     7/31/07    7/31/06 (b)  7/31/05
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                             ---------------------------------------------------------
Increase from investment operations:
  Net investment income                      $   0.01    $   0.04    $   0.05    $   0.04    $   0.02
  Net realized and unrealized gain
   on investments                                   -        0.00(a)     0.00(a)     0.00(a)        -
                                             ---------------------------------------------------------
   Net increase from investment
     operations                              $   0.01    $   0.04    $   0.05    $   0.04    $   0.02
Distributions to shareowners:
  Net investment income                         (0.01)      (0.04)      (0.05)      (0.04)      (0.02)
                                             ---------------------------------------------------------
Capital Contributions                        $      -    $      -    $      -    $      -    $   0.00
                                             ---------------------------------------------------------
Net increase (decrease) in net
  asset value                                $      -    $      -    $      -    $      -    $      -
                                             ---------------------------------------------------------
Net asset value, end of period               $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                             =========================================================
Total return*                                    1.21%       3.76%       4.98%       3.95%       1.92%
Ratio of net expenses to average
  net assets+                                    0.53%       0.50%       0.49%       0.50%       0.51%
Ratio of net investment income to
  average net assets+                            1.37%       3.66%       4.87%       4.00%       1.98%
Net assets, end of period
  (in thousands)                             $341,752    $547,357    $457,109    $275,460    $153,432
Ratios with no waiver of fees and
  assumptions of expenses by
  Advisor and no reductions for fees
  paid indirectly:
  Net expenses                                   0.57%       0.50%       0.49%       0.55%       0.66%
  Net investment income                          1.33%       3.66%       4.87%       3.95%       1.83%
Ratios with waiver of fees and
  assumptions of expenses by
  Advisor and no reductions for fees
  paid indirectly:
  Net expenses                                   0.53%       0.50%       0.49%       0.50%       0.51%
  Net investment income                          1.37%       3.66%       4.87%       4.00%       1.98%
======================================================================================================

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+    Ratio with no reduction for fees paid indirectly.

Pioneer Institutional Money Market Fund


Class 3 shares

                                             Year Ended  Year Ended  Year Ended Year Ended  Year Ended
                                              7/31/09     7/31/08     7/31/07    7/31/06 (b)  7/31/05
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                             ---------------------------------------------------------
Increase from investment operations:
  Net investment income                      $   0.01    $   0.03    $   0.05    $   0.04    $   0.02
  Net realized and unrealized gain on
   investments                                      -        0.00(a)     0.00(a)        -           -
                                             ---------------------------------------------------------
   Net increase from investment
     operations                              $   0.01    $   0.03    $   0.05    $   0.04    $   0.02
Distributions to shareowners:
  Net investment income                         (0.01)      (0.03)      (0.05)      (0.04)      (0.02)
                                             ---------------------------------------------------------
Capital Contributions                        $      -    $      -    $      -    $      -    $   0.00(a)
                                             ---------------------------------------------------------
Net increase (decrease) in net
  asset value                                $      -    $      -    $      -    $      -    $      -
                                             ---------------------------------------------------------
Net asset value, end of period               $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                             =========================================================
Total return*                                    0.98%       3.50%       4.72%       3.70%       1.67%
Ratio of net expenses to average
  net assets+                                    0.76%       0.75%       0.74%       0.75%       0.76%
Ratio of net investment income to
  average net assets+                            1.23%       3.35%       4.61%       3.71%       1.61%
Net assets, end of period
  (in thousands)                             $ 82,794    $163,795    $136,912    $ 77,978    $ 45,871
Ratios with no waiver of fees and
  assumptions of expenses by
  Advisor and no reductions for fees
  paid indirectly:
  Net expenses                                   0.82%       0.75%       0.74%       0.80%       0.91%
  Net investment income                          1.17%       3.35%       4.61%       3.66%       1.46%
Ratios with waiver of fees and
  assumptions of expenses by
  Advisor and no reductions for fees
  paid indirectly:
  Net expenses                                   0.76%       0.75%       0.74%       0.75%       0.76%
  Net investment income                          1.23%       3.35%       4.61%       3.71%       1.61%
======================================================================================================

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+    Ratio with no reduction for fees paid indirectly.

                                      Notes

                                      Notes

                                      Notes

Pioneer
Institutional Money Market Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the fund, to request copies of the fund's statement of additional information and shareowner reports, and to make other inquiries.


Visit our website
www.pioneerinvestments.com

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information, on the fund's website.


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about the fund.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the fund's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-21781)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street                                                    20078-04-0510
Boston, MA 02109                         (C)2010 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

                     PIONEER INSTITUTIONAL MONEY MARKET FUND
                            (Pioneer Series Trust IV)
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

           Class 1 (AIOXX), Class 2 (ASIXX) and Class 3 (ASPXX) Shares

                                December 1, 2009
                            (as revised May 28, 2010)


This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class 1, Class 2 and Class 3 shares prospectus, dated December 1, 2009, as revised May 28, 2010, and as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: www.pioneerinvestments.com. The fund's financial statements for the fiscal year ended July 31, 2009, including the independent registered public accounting firm's report thereon, are incorporated into this statement of additional information by reference.


                                TABLE OF CONTENTS

                                                                            Page
1.  Fund History...............................................................2
2.  Investment Policies, Risks and Restrictions................................2
3.  Trustees and Officers.....................................................24
4.  Investment Adviser........................................................34
5.  Principal Underwriter and Distribution Plan...............................36
6.  Shareholder Servicing/Transfer Agent......................................39
7.  Custodian.................................................................39
8.  Independent Registered Public Accounting Firm.............................39
9.  Portfolio Management......................................................39
10. Portfolio Transactions....................................................43
11. Description of Shares.....................................................44
12. Redeeming Shares..........................................................48
13. Pricing of Shares.........................................................48
14. Tax Status................................................................49
15. Financial Statements......................................................55
16. Annual Fee, Expense and Other Information.................................56
17. Appendix A - Description of Short-Term Debt, Corporate Bond and
    Preferred Stock Ratings...................................................61
18. Appendix B - Proxy Voting Policies and Procedures.........................66

1.       FUND HISTORY

The fund is a diversified series of Pioneer Series Trust IV (the "Trust"), an open-end management investment company organized in 2005. The fund originally was established as AmSouth Institutional Prime Obligations Money Market Fund, a series of AmSouth Funds, a Massachusetts business trust, on October 1, 1987. Pursuant to an agreement and plan of reorganization, the fund was reorganized as a series of the Trust, a Delaware statutory trust, on September 23, 2005.


2.       INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

Money Market Fund Matters

The fund must comply with the quality, diversification. liquidity and maturity requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the applicable quality requirements of Rule 2a-7, the fund may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "eligible securities" as defined in Rule 2a-7.

Eligible securities are divided into "first tier" and "second tier" securities. The fund primarily invests in first tier securities. These include U.S. government securities, a security that has received the highest short-term rating (e.g., Standard & Poor's A-1 rating) by at least two rating agencies (or if rated by only one rating agency, by that rating agency) or, a security that is unrated but is determined to be of equivalent credit quality by Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser. However, the fund may invest up to 3% of its total assets in second tier securities, which are eligible securities that received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the higher rating in order for Pioneer to determine eligibility on the basis of that higher rating. Based on procedures adopted by the fund's Board of Trustees, Pioneer may determine that an unrated security is of equivalent quality to a rated first tier or second tier security. The fund may not invest more than 5% of its total assets in securities issued by any one issuer (except U.S. government securities and securities subject to a guarantee by a person that does not control the issuer of the security); provided that the fund may invest up to 25% of its total assets in first tier Securities of a single issuer for a period of up to three business days. The fund may not invest more than 1/2 of 1% of its total assets in the second tier securities of any single issuer.

With respect to 75% of its total assets, the fund may not invest more than 10% of its total assets in securities issued by or subject to demand features from any one issuer (except U.S. government securities and securities subject to a guarantee by a person that does not control the issuer of the security), and not more than 2.5% of its total assets in second tier securities issued by or subject to demand features from any one issuer.

The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less (60 days or less as of June 30, 2010) and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.


Debt Securities and Related Investments

Bank Obligations

The fund may invest in certificates of deposit, time deposits and bankers acceptances of domestic banks and savings and loan associations with total assets in excess of $10 billion and non-U.S. banks, including foreign branches of such domestic banks. Although Pioneer recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. The fund may invest more than 25% of its total assets in obligations of domestic banks, which may include, in certain circumstances, the U.S. branches of non-U.S. banks and the non-U.S. branches of U.S. banks..

Bankers' Acceptances are obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

Certificates of Deposit represent a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Investments in Non-U.S. Bank Obligations

Investment in obligations of foreign branches of domestic banks and of non-U.S. banks involves investment risks that are different in some respects from those associated with investment in obligations issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank or a non-U.S. bank.

Commercial Paper and other Short Term Debt Securities

The fund invests in short-term debt securities, including commercial paper, which is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the fund invests in master demand notes, these investments will be included in the fund's limitation on illiquid securities.

Variable Rate and Floating Rate Demand Instruments

The fund may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit the fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that the fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the fund instructs otherwise.

The fund may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide the fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

U.S. Government Securities

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since
1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities;
(ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Municipal Obligations

The fund may purchase municipal obligations. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Mortgage-Backed Securities

The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities ("MBS") that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the fund's portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or "SPVs") and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U. S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund's securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

In response to the recent financial crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. Among other things, the Federal Reserve has attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. It is anticipated that this support will end, and mortgage rates may rise and prices of mortgage-backed securities may fall when that happens. To the extent that the fund's assets are invested in mortgage-backed securities, returns to fund investors may decline.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations ("CMOs"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the fund's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Risk Factors Associated with Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Asset-Backed Securities

The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The fund may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations ("CDOs"), such as collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured Securities

The fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Floating Rate Loans

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Interbank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein.

Participation Interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The fund may acquire participation interests from the financial institution or from another investor. The fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the fund may be treated as a general creditor of such entity.

Other Information About Floating Rate Loans. Loans typically have a senior position in a borrower's capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower's assets. Although loans typically have the most senior position in a borrower's capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the fund, a reduction in the value of the investment and a potential decrease in the net asset value of the fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.


Non-U.S. Investments

Equity Securities of Non-U.S. Issuers

The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments.

Debt Obligations of Non-U.S. Governments

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.


Other Investments and Investment Techniques

Other Investment Companies

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the fund, (ii) 5% or more of the fund's total assets being invested in any one investment company, or (iii) 10% or more of the fund's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may also invest without limit in money market funds. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Short-Term Investments

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

Illiquid Securities

The fund may invest up to 5% of its total assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements.


Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Lending of Portfolio Securities

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the fund's Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements ("Interfund Lending Agreements") under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Disclosure of Portfolio Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds' portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.

Generally, Pioneer will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds). Such information shall be made available on the funds' website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund's top ten holdings (including the percentage of a fund's assets represented by each security), the percentage breakdown of a fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.

Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund's full portfolio holdings or other information prior to the date such information is made public:
Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Ibbotson Associates Advisors LLC (as needed to select Pioneer funds for the Pioneer-Ibbotson fund of funds products); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); and Commonwealth Financial Network (within 30 days after month end for internal risk analysis); Hartford Retirement Services, LLC (as needed for internal risk analysis); Transamerica Life Insurance Company (as needed for internal performance and risk analysis); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); and DBRS Limited (as needed in order to evaluate and select NRSROs).

Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The funds' portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds' custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund's portfolio holdings information.

In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws. Form N-Q is filed with the SEC within sixty (60) days after the end of a fund's first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a fund's annual or semi-annual report, as applicable.


Investment Restrictions

Fundamental Investment Policies. The fund has adopted certain fundamental investment policies which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

2.       more than 50% of the outstanding shares of the fund.

The fund's fundamental policies are as follows:
(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry, except the fund may invest without limitation in obligations issued by banks.

With respect to the fundamental policy relating to borrowing money set forth in
(1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. Currently, the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund's investment policies (including the Fund's fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund's policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund's Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund's manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make loans to other Pioneer funds through a credit facility. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, Rule 2a-7 limits a money market fund's purchases of illiquid securities to 5% of its total assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, Rule 2a-7 limits a money market fund's purchases of illiquid securities to 5% of its total assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in
(7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies on the MSCI Global Industry Classification Standard (GICS) classifications.

The fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policy. The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.

The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Ibbotson Asset Allocation Series and Ibbotson Asset Allocation Series VCT Portfolios, which invest all of their assets in other investment companies. If the series of Pioneer Ibbotson Asset Allocation Series or Ibbotson Asset Allocation Series VCT Portfolios do not invest in the fund, then this non-fundamental restriction will not apply.


Diversification

Each fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund's total assets, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.


3.       TRUSTEES AND OFFICERS

The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 58 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the

"Pioneer Funds"). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------------------------------------------------
                                       Term of
                    Position Held      Office and                                            Other Directorships
Name, Age           With the           Length of                                             Held by Trustee During
and Address         Fund               Service            Principal Occupation               Past Five Years
--------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
--------------------------------------------------------------------------------------------------------------------------
John F. Cogan,      Chairman of the    Trustee since      Non-Executive Chairman and a       None
Jr. (83)*           Board, Trustee     2005. Serves       Director of Pioneer Investment
                    and President      until a            Management USA Inc. ("PIM-USA");
                                       successor          Chairman and a Director of
                                       trustee is         Pioneer; Chairman and Director
                                       elected or         of Pioneer Institutional Asset
                                       earlier            Management, Inc. (since 2006);
                                       retirement or      Director of Pioneer Alternative
                                       removal.           Investment Management Limited
                                                          (Dublin); President and a
                                                          Director of Pioneer Alternative
                                                          Investment Management (Bermuda)
                                                          Limited and affiliated funds;
                                                          Deputy Chairman and a Director
                                                          of Pioneer Global Asset
                                                          Management S.p.A. ("PGAM")
                                                          (until April 2010); Director of
                                                          PIOGLOBAL Real Estate Investment
                                                          Fund (Russia) (until June 2006);
                                                          Director of Nano-C, Inc. (since
                                                          2003); Director of Cole
                                                          Management Inc. (since 2004);
                                                          Director of Fiduciary
                                                          Counseling, Inc.; President and
                                                          Director of Pioneer Funds
                                                          Distributor, Inc. ("PFD") (until
                                                          May 2006); President of all of
                                                          the Pioneer Funds; and Of
                                                          Counsel, Wilmer Cutler Pickering
                                                          Hale and Dorr LLP
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Daniel K.           Trustee and        Trustee since      Director, CEO and President of     None
Kingsbury (51)*     Executive Vice     2007. Serves       PIM USA (since February 2007);
                    President          until a            Director and President of
                                       successor          Pioneer and Pioneer
                                       trustee is         Institutional Asset Management,
                                       elected or         Inc. (since February 2007);
                                       earlier            Executive Vice President of all
                                       retirement or      of the Pioneer Funds (since
                                       removal.           March 2007); Director of PGAM
                                                          (2007-2010); Head of New Europe
                                                          Division, PGAM (2000-2005); Head
                                                          of New Markets Division, PGAM
                                                          (2005-2007)
--------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)  Trustee            Trustee since      Interim Chief Executive Officer,   Director of Enterprise
                                       2005. Serves       Oxford Analytica, Inc.             Community Investment, Inc.
                                       until a            (privately-held research and       (privately-held affordable
                                       successor          consulting company) (2010 -        housing finance company)
                                       trustee is         present); Managing Partner,        (1985 - present); Director
                                       elected or         Federal City Capital Advisors      of Oxford Analytica, Inc.
                                       earlier            (corporate advisory services       (2008 - present); Director
                                       retirement or      company) (1997 to 2004 and 2008    of New York Mortgage Trust
                                       removal.           - present); Executive Vice         (publicly-traded mortgage
                                                          President and Chief Financial      REIT) (2004-2009)
                                                          Officer, I-trax, Inc. (publicly
                                                          traded health care services
                                                          company) (2004 - 2007);
                                                          Executive Vice President and
                                                          Chief Financial Officer,
                                                          Pedestal Inc. (internet-based
                                                          mortgage trading company
                                                          (2000-2002)

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)   Trustee            Trustee since      President, Bush International,     Director of Marriott
                                       2005. Serves       LLC (international financial       International, Inc.
                                       until a            advisory firm) (1991-present);     (2008-present); Director of
                                       successor          Managing Director, Federal         Discover Financial Services
                                       trustee is         Housing Finance Board (oversight   (credit card issuer and
                                       elected or         of Federal Home Loan Bank          electronic payment
                                       earlier            system) (1989-1991); Vice          services) (2007-present);
                                       retirement or      President and Head of              Former Director of Briggs &
                                       removal.           International Finance, Federal     Stratton Co. (engine
                                                          National Mortgage Association      manufacturer) (2004-2009);
                                                          (1988-1989); U.S. Alternate        Director of UAL Corporation
                                                          Executive Director,                (airline holding company)
                                                          International Monetary Fund        (2006-present); Director of
                                                          (1984-1988); Executive Assistant   ManTech International
                                                          to Deputy Secretary of the U.S.    Corporation (national
                                                          Treasury, U.S. Treasury            security, defense, and
                                                          Department (1982-1984); Vice       intelligence technology
                                                          President and Team Leader in       firm) (2006-present); and
                                                          Corporate Banking, Bankers Trust   Member, Board of Governors,
                                                          Co. (1976-1982)                    Investment Company
                                                                                             Institute (2007-present);
                                                                                             Former Director of Brady
                                                                                             Corporation (2000-2007);
                                                                                             Former Director of Mortgage
                                                                                             Guaranty Insurance
                                                                                             Corporation (1991-2006);
                                                                                             Former Director of
                                                                                             Millennium Chemicals, Inc.
                                                                                             (commodity chemicals)
                                                                                             (2002-2005); Former
                                                                                             Director, R.J. Reynolds
                                                                                             Tobacco Holdings, Inc.
                                                                                             (tobacco) (1999-2005);
                                                                                             Former Director of Texaco,
                                                                                             Inc. (1997-2001)
--------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman     Trustee       Trustee since      William Joseph Maier Professor     Trustee, Mellon
(65)                                   2008. Serves       of Political Economy, Harvard      Institutional Funds
                                       until a            University (1972-present)          Investment Trust and Mellon
                                       successor                                             Institutional Funds Master
                                       trustee is                                            Portfolio (oversaw 17
                                       elected or                                            portfolios in fund complex)
                                       earlier                                               (1989-2008)
                                       retirement or
                                       removal
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee       Trustee since      Founding Director,                 None
(62)                                   2005. Serves       Vice-President and Corporate
                                       until a            Secretary, The Winthrop Group,
                                       successor          Inc. (consulting firm) (1982 -
                                       trustee is         present); Desautels Faculty of
                                       elected or         Management, McGill University
                                       earlier            (1999-present); and Manager of
                                       retirement or      Research Operations and
                                       removal.           Organizational Learning, Xerox
                                                          PARC, Xerox's Advance Research
                                                          Center (1990-1994)
--------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)     Trustee       Trustee since      Chief Executive Officer,           Director, Broadridge
                                       2006. Serves       Quadriserv, Inc. (technology       Financial Solutions, Inc.
                                       until a            products for securities lending    (2009 - present); Director,
                                       successor          industry) (2008 - present);        Quadriserv, Inc. (2005 -
                                       trustee is         Private investor (2004 - 2008);    present)
                                       elected or         and Senior Executive Vice
                                       earlier            President, The Bank of New York
                                       retirement or      (financial and securities
                                       removal.           services) (1986 - 2004)

--------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive      Director of New America
(61)                                   2005. Serves       Officer, Newbury, Piret &          High Income Fund, Inc.
                                       until a            Company, Inc. (investment          (closed-end investment
                                       successor          banking firm) (1981 - present)     company) (2004-present);
                                       trustee is                                            Member, Board of Governors,
                                       elected or                                            Investment Company
                                       earlier                                               Institute (2000-2006)
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Fund Officers:
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships
                                                                                             Held by this Officer


--------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant          Since 2005.        Vice President and Associate       None
Kelley (45)         Secretary          Serves at the      General Counsel of Pioneer since
                                       discretion of      January 2008 and Assistant
                                       the Board          Secretary of all of the Pioneer
                                                          Funds since September 2003; Vice
                                                          President and Senior Counsel of
                                                          Pioneer from July 2002 to
                                                          December 2007
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley          Treasurer     Since 2008.        Vice President-Fund Accounting,    None
(50)                                   Serves at the      Administration and
                                       discretion of      Controllership Services of
                                       the Board          all of Pioneer; and Treasurer
                                                          of the Pioneer Funds
                                                          since March 2008;
                                                          Deputy Treasurer of
                                                          Pioneer from March
                                                          2004 to February 2008;
                                                          Assistant Treasurer of
                                                          all of the Pioneer
                                                          Funds from March 2004
                                                          to February 2008; and
                                                          Treasurer and Senior
                                                          Vice President, CDC
                                                          IXIS Asset Management
                                                          Services from 2002 to
                                                          2003
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant          Since 2005.        Assistant Vice President - Fund    None
(45)                Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)  Assistant          Since 2005.        Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
David F. Johnson    Assistant          Since 2009.        Fund Administration Manager -      None
(30)                Treasurer          Serves at the      Fund Accounting, Administration
                                       discretion of      and Controllership Services
                                       the Board          since November 2008 and
                                                          Assistant Treasurer of all of
                                                          the Pioneer Funds since January
                                                          2009; Client Service Manager -
                                                          Institutional Investor Services
                                                          at State Street Bank from March
                                                          2003 to March 2007
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley     Chief              Since 2010.        Chief Compliance Officer of        None
(57)                Compliance         Serves at the      Pioneer and of all the Pioneer
                    Officer            discretion of      Funds since March 2010; Director
                                       the Board          of Adviser and Portfolio
                                                          Compliance at Pioneer since
                                                          October 2005; Senior Compliance
                                                          Officer for Columbia Management
                                                          Advisers, Inc. from October 2003
                                                          to October 2005
--------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.


The Board of Trustees is responsible for overseeing the fund's management and operations. The Chairman of the Board is the principal executive officer of the fund and an Interested Trustee. Independent Trustees constitute 75% of the Board. During the most recent fiscal year, the Board of Trustees held 12 meetings. Each Trustee attended at least 75% of such meetings.

The Trustees were selected to join the Board based upon the following as to each Board member: such person's character and integrity; such person's willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an "interested person" as defined under the 1940 Act; and, as to each of Mr. Cogan and Mr. Kingsbury, his association with Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In evaluating a Trustee's prospective service on the Board, the Trustee's experience in, and ongoing contributions toward, overseeing the fund's business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Ms. Bush, banking, financial, governmental, international and entrepreneurial experience as an executive and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; and each of Mr. Cogan and Mr. Kingsbury, investment management experience as an executive and leadership roles with Pioneer and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.

The Board of Trustees has five standing committees: the Governance Committee, the Audit Committee, the Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees. The Board currently does not have a lead Independent Trustee.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the fund has effective and independent governance and oversight. The Board further has determined that its leadership structure is appropriate given Pioneer's role with respect to the fund's investment and business operations. The Board also believes that its leadership structure, as aided by the Chairman's experience and capabilities, serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and otherwise enhance the Board's oversight role.

During the most recent fiscal year, the Governance, Audit, Nominating, Policy Administration, and Valuation Committees held 6, 6, 0, 4 and 5 meetings, respectively.

Governance Committee: David R. Bock, Mary K. Bush, Benjamin M. Friedman, Margaret B.W. Graham (Chair), Thomas J. Perna and Marguerite A. Piret.

The Governance Committee is comprised of all of the Independent Trustees. The Governance Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the fund's advisory agreement and other related party contracts. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

From time to time, the Governance Committee considers the composition and number of Trustees appropriate to be carrying out their responsibilities. When the Governance Committee determines that the Board should consider an additional Trustee or Trustees, the Nominating Committee is charged with identifying and evaluating potential Independent Trustee candidates with experience, qualifications, attributes and skills contemplated by the Nominating Committee Charter. From time to time, the Governance Committee also has added as specific criteria experience or skills that the Governance Committee believed, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of anticipated retirements, changing business conditions and regulatory or other developments, would maintain or enhance the effectiveness of the Independent Trustees' oversight of the fund's affairs.

Audit Committee: David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret.

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the fund, oversees the quality and integrity of the fund's financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the fund's independent registered public accounting firm, reviews and evaluates the accounting firm's qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the fund's accounting firm and all permissible non-audit services provided by the fund's accounting firm to Pioneer and any affiliated service providers of the fund if the engagement relates directly to the fund's operations and financial reporting.

Nominating Committee: Mary K. Bush (Chair), Benjamin M. Friedman, Margaret B.W. Graham and Marguerite A. Piret.

The Nominating Committee screens potential candidates for Independent Trustees. The Nominating Committee does not have a formal policy for considering trustee nominees submitted by the fund's shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. The Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will consider the following factors, among any others that it may deem relevant:

     o whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

     o whether the person has demonstrated business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund;

     o whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company;

     o whether the person has the ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders; and

     o whether the person has a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee.

Policy Administration Committee: Mary K. Bush, Margaret B.W. Graham, and Thomas
J. Perna (Chair).

The Policy Administration Committee, among other things, oversees and monitors the fund's compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund's internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the fund's policies and procedures.

Valuation Committee: David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair).

The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the fund's valuation procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board of Trustees oversees risk management of the fund's investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the fund. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. Under the overall supervision of the Board or the applicable committee of the Board, the fund, or Pioneer and the affiliates of Pioneer or other service providers to the fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund's and Pioneer's chief compliance officer and Pioneer's chief risk officer and director of internal audit, as well as various personnel of the other service providers such as the fund's independent registered public accounting firm, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information. Most of the fund's investment management and business operations are carried out by or through Pioneer, its affiliates, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. The Trustees recognize that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the fund or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, the fund's ability to manage risk is subject to substantial limitations.

In addition, it is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses these funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

Other Information

The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.

See "Annual Fee, Expense and Other Information" for information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Proxy Voting Policies. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's proxy voting policies and procedures are attached as "Appendix B"

4.       INVESTMENT ADVISER

The fund has entered into an amended and restated management agreement (hereinafter, the "management contract") with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredit's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.

Advisory Fee. As compensation for its management services and expenses incurred, and certain expenses that Pioneer incurs on behalf of the fund, the fund pays Pioneer a fee at the annual rate of 0.20% of the fund's average daily net assets. This fee is computed and accrued daily and paid monthly.

Prior to September 23, 2005, AmSouth Asset Management Inc. ("AAMI") was the fund's investment adviser. The investment advisory services of AAMI were performed under an investment advisory agreement, pursuant to which the fund paid AAMI an annual fee equal to 0.20% of the fund's average daily net assets.

See the table in "Annual Fee, Expense and Other Information" for the management fee paid to Pioneer during the recently completed fiscal years.

Expense Limit. Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, and brokerage commissions) to the extent required to reduce expenses of the fund's Class 1 shares to 0.25% of average daily net assets attributable to Class 1 shares, of Class 2 shares to 0.50% of average daily net assets attributable to Class 2 shares and of Class 3 shares to 0.75% of average daily net assets attributable to Class 3 shares. These expense limitations are in effect through December 1, 2011. Pioneer expects to continue its limitation of expenses unless the expense limit agreement with the fund is terminated pursuant to the terms of the expense limit agreement. There can be no assurance that Pioneer will extend the expense limitation beyond December 1, 2011. While in effect, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees.

From time to time, Pioneer and its affiliates may reimburse or otherwise reduce the fund's expenses or Pioneer may waive a portion of its management fee in an effort to maintain a net asset value of $1.00. per share for the purpose of avoiding a negative yield or for increasing its yield during the period of the limitation. Any such expense reimbursements, reductions or waivers is voluntary and temporary and may be revised or terminated by Pioneer and its affiliates at any time without notice.

Administration Agreement. The fund has entered into an amended and restated administration agreement with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's administrator, performing certain accounting, administration and legal services for the fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

Potential Conflicts of Interest. The fund is managed by Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and certain of Pioneer's affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.


5.       PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plan (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution.

Shareholder Services Plans

The fund has adopted a shareholder services plan pursuant to Rule 12b-1 under the 1940 Act with respect to its Class 2 shares (the "Class 2 Plan) and Class 3 shares (the "Class 3 Plan"), (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority ("FINRA") regarding investment companies. The Plans are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.

Pursuant to each Plan, the fund is authorized to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the shares.

The Class 2 Plan provides that the fund will pay PFD, as the fund's distributor for its Class 2 shares, a distribution and shareholder service fee accrued daily and paid quarterly, equal on an annual basis to 0.25% of the fund's average daily net assets attributable to Class 2 shares. The Class 3 Plan provides that the fund will pay PFD, as the fund's distributor for its Class 3 shares, a distribution and shareholder service fee accrued daily and paid quarterly, equal on an annual basis to 0.50% of the fund's average daily net assets attributable to Class 3 shares, provided that the amount of compensation for personal and account maintenance services paid to any member of the FINRA may not exceed 0.25% of the fund's average daily net assets attributable to Class 3 shares.

Personal and account maintenance services and expenses for which PFD or any of its affiliates, insurance companies, banks, broker-dealers or administrators may be compensated pursuant to each Plan include, but are not limited to: payments made to or on account of PFD or any of its affiliates, banks, administrators of qualified pension and retirement plans, other brokers and dealers who are members of FINRA, insurance companies, or their officers, sales representatives and employees, who respond to inquiries of, and furnish assistance to, shareholders regarding their ownership of Class 2 Shares or their accounts or who provide similar services not otherwise provided by or on behalf of the fund. As partial consideration for personal services and/or account maintenance services provided by PFD to the Class 2 and Class 3 shares, PFD shall be entitled to be paid any fees payable under this clause (d) with respect to Class 2 and Class 3 shares for which no dealer of record exists, where less than all consideration has been paid to a dealer of record or where qualification standards have not been met.

Distribution services and expenses for which PFD may be compensated pursuant to each Plan include, but are not limited to: compensation to and expenses (including allocable overhead, travel and telephone expenses) of (i) dealer-dealers who are members of FINRA or their officers, sales representatives and employees, (ii) other financial institutions and financial intermediaries which are not required to register as broker-dealers (such as banks, savings and loan associations, investment companies and investment advisers) or their officers, sales representatives and employees, (iii) PFD and any of its affiliates and any of their respective officers, sales representatives and employees, and (iv) administrators of qualified pension and retirement plans; printing of reports and prospectuses for other than existing shareholders; and preparation, printing and distribution of sales literature and advertising materials.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredit, or in UniCredit's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See "Annual Fee, Expense and Other Information" for fund expenses under the Class 2 Plan and Class 3 Plan paid to PFD for the most recently completed fiscal year.

6.       SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $27.00 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.


7.       CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.


8.       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.


9.       PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The following table indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2009. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

----------------------------------------------------------------------------------------------------------------
Name of               Type of               Number of        Total Assets       Number of          Assets
Portfolio             Account               Accounts         Managed            Accounts           Managed for
Manager                                     Managed                             Managed for        which
                                                                                which              Advisory Fee
                                                                                Advisory Fee       is
                                                                                is                 Performance-
                                                                                Performance-       Based
                                                                                Based
----------------------------------------------------------------------------------------------------------------
Seth Roman            Other Registered     4                 $1,732,115,000      N/A                N/A
                      Investment
                      Companies
----------------------------------------------------------------------------------------------------------------
                      Other Pooled         0                 $0                  N/A                N/A
                      Investment Vehicles
----------------------------------------------------------------------------------------------------------------
                      Other Accounts       0                 $0                  N/A                N/A
----------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

     o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch 90 Day Treasury Bill Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.
     o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
     o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

Share Ownership by Portfolio Manager. The following table indicates as of July 31, 2009 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

--------------------------------------------------------------------------------
Name of Portfolio Manager               Beneficial Ownership of the Fund*
--------------------------------------------------------------------------------
Seth Roman                              A
--------------------------------------------------------------------------------

*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000


10.      PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Pioneer seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research enables Pioneer to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus(es).

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.


11.      DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The fund is a series of Pioneer Series Trust IV, a Delaware statutory trust (the "Trust"). The Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class 1 shares, Class 2 shares and Class 3 shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust

The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust's Certificate of Trust dated as of June 28, 2005, as amended, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that the fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.

The declaration provides that the appointment or designation of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees.

The declaration further provides that the fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.


12.      REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.


13.      PRICING OF SHARES

The net asset value per share of each class of the fund is determined twice daily, every day the Exchange is open, at 2:00p.m. Eastern time and when regular trading closes (normally 4:00p.m. Eastern time). As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days that the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. Each class of shares is offered at net asset value without the imposition of an initial sales charge (Class B and Class C may be subject to a CDSC).

Except as set forth below, the fund's portfolio investments are valued on each business day on the basis of amortized cost, if the Board of Trustees determines in good faith that such method approximates fair value. This technique involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the investment. During periods of declining interest rates, the yield on shares of the fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by the fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

Standby commitments will be valued at zero in determining net asset value. "When-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

The valuation of the fund's portfolio investments based upon their amortized cost and the concomitant expectation to maintain the fund's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act pursuant to which the fund must adhere to certain conditions. The fund must comply with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity of 90 days or less (60 days or less as of June 30, 2010). The maturities of variable rate demand instruments held in the fund's portfolio will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. For purposes of determining the weighted average life of the fund's portfolio, the period remaining until the variable rate instrument's next interest rate readjustment will not be taken into account. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of the fund for the purpose of maintaining sales and redemptions at a single value. It is the intention of the fund to maintain each class' per share net asset value of $1.00 but there can be no assurance of this. Such procedures will include review of the fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the fund's net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (i) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (ii) withholding dividends; (iii) redeeming shares in kind; (iv) investing all cash in instruments maturing on the next business day; (v)establishing a net asset value per share by using available market quotations; or (vi) suspending redemptions and payment of redemption proceeds if the Board irrevocably has approved the liquidation of the fund.


14.      TAX STATUS

The fund is treated as a separate entity for U.S. federal income tax purposes. The fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain. If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from any net investment income (excluding capital gains) each business day. The fund generally pays dividends from any net investment income (excluding capital gains) on the last business day of the month or shortly thereafter. The fund distributes any net short-term capital gains in November. The fund does not anticipate making any distributions of net long-term capital gains. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable as ordinary income. Since the fund's income is derived from sources that do not pay dividends, it is not expected that any dividends paid by the fund will qualify for either the dividends-received deduction for corporations or the maximum 15% U.S. federal income tax rate available to individual and certain other noncorporate shareholders on qualified dividend income.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Distributions from net capital gains, if any, that are designated as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. The fund does not anticipate that it will earn or distribute any net capital gains. Any capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2010.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. See "Annual Fee, Expense and Other Information" for the fund's available capital loss carryforwards. The fund may not carry forward any losses other than net capital losses.

Redemptions generally are taxable events for shareholders that are subject to tax but generally will not result in taxable gain or loss if the fund successfully maintains a constant net asset value per share. A loss may occur to the extent that a CDSC is imposed in connection with a redemption. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference, if any, between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales of fund shares unless the fund shares are "debt-financed property" within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.

The fund may at times hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to

Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

The fund is required to withhold (as "backup withholding") 28% of reportable payments, including dividends and any capital gain distributions, paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than, for taxable years of the fund beginning on or before December 31, 2009, certain dividends designated by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. "Qualified net interest income" is the fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.


15.      FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended July 31, 2009 appearing in the fund's annual report, filed with the SEC on September 29, 2009 (Accession No. 0001257951-09-000028) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

16.      ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Share Ownership

As of April 30, 2010, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of April 30, 2010:

Record Holder                               Share Class       Number of Shares        % of Class
PIM USA Inc                                      Class 1           17,740,021.200          33.58%
Attn: Corporate Accounting
60 State St 13th floor
Boston, MA 02109-1800

Pioneer Funds Distributor Inc                    Class 1           35,000,000.000          66.25%
Attn: Corporate Accounting
60 State St 13th floor
Boston, MA 02109-1800

AmSouth Bank                                     Class 2            8,664,267.680           6.10%
Attn: Robbie Hassell                             Class 2            7,220,104.260           5.08%
P.O. Box 11301                                   Class 2           75,571,633.250           53.17
Birmingham, AL 35202-1301                        Class 2           50,681,616.170           35.66

AmSouth Bank                                     Class 3            4,496,189.350          11.08%
Attn: Robbie Hassell                             Class 3            3,614,869.620           8.91%
P.O. Box 11301                                   Class 3           17,972,928.060          44.31%
Birmingham, AL 35202-1301                        Class 3           14,177,303.140          34.95%

--------------------------------------------------------------------------------
Trustee Ownership of Shares of the Fund and Other Pioneer Funds

--------------------------------------------------------------------------------

The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2008. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2008. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2008. The dollar ranges in this table are in accordance with SEC requirements.

--------------------------------------------------------------------------------

                                                                                Aggregate Dollar Range of Equity
                                      Dollar Range of                           Securities in All Registered Investment
                                      Equity Securities in                      Companies Overseen by Trustee in the
Name of Trustee                       the Fund                                  Pioneer Family of Funds
-----------------------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.                                    None                                               Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury                                   None                                               Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------------------
David R. Bock                                         None                                               Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Mary K. Bush                                          None                                               Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman                                  None                                             $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                                  None                                          $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------------
Thomas J. Perna                                       None                                               Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                                   None                                               Over $100,000
-----------------------------------------------------------------------------------------------------------------------

Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

                                                         Pension or
                                                         Retirement             Total Compensation
                                   Aggregate             Benefits Accrued       from the Fund and
                                   Compensation          as Part of Fund        Other Pioneer
Name of Trustee                    from Fund**           Expenses               Funds**
Interested Trustees:
John F. Cogan, Jr.*                       $500.00                   $0.00                $31,100.00
Daniel K.Kingsbury                          $0.00                   $0.00                     $0.00
Independent Trustees:
David R. Bock                           $3,952.09                   $0.00               $189,544.87
Mary K. Bush                            $3,994.74                   $0.00               $194,500.01
Benjamin M. Friedman+                   $3,058.77                   $0.00               $153,600.01
Margaret B.W. Graham                    $4,482.85                   $0.00               $213,500.01
Thomas J. Perna                         $4,310.19                   $0.00               $206,045.10
Marguerite A. Piret                     $4,704.53                   $0.00               $224,400.01
                                        ---------                   -----               -----------
Total                                  $25,003.17                   $0.00             $1,212,690.01

         *        Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.
         **       For the fiscal year ended July 31, 2009. As of July 31, 2009, there were 67 U.S. registered investment portfolios in the
                  Pioneer Family of Funds.
         +        Dr. Friedman became a Trustee on May 13, 2008.


Approximate Management Fees the Fund Paid or Owed Pioneer

The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.

For the Fiscal Years Ended July 31,
                   2009              2008                    2007
Gross Fee          $1,477,113        $1,695,481              $1,201,835
Incurred
Net Fee Paid       $1,477,113        $1,664,696              $1,201,835

Fees the Fund Paid to Pioneer under the Administration Agreement

For the Fiscal Years Ended July 31,
2009                                 2008                    2007
$285,985
                                     $190,742                $124,363

--------------------------------------------------------------------------------
Underwriting Expenses and Commissions

--------------------------------------------------------------------------------

For the fiscal years ended July 31,

--------------------------------------------------------------------------------
                              2009                   2008                   2007
--------------------------------------------------------------------------------
Approximate Net               $0                     $0                     $0
Underwriting Expenses
Retained by PFD
--------------------------------------------------------------------------------
Approximate Commissions       $0                     $0                     $0
Reallowed to Dealers (Class
A shares)
--------------------------------------------------------------------------------
Approximate Commissions       $0                     $0                     $0
Reallowed to Dealers (Class
C shares)
--------------------------------------------------------------------------------
Approximate Brokerage and     $0                     $0                     $0
Underwriting Commissions
(Portfolio Transactions)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Fund Expenses under the Distribution Plans
--------------------------------------------------------------------------------
For the Fiscal Year Ended July 31, 2009
--------------------------------------------------------------------------------
Class 1 Plan                          Class 2 Plan             Class 3 Plan
--------------------------------------------------------------------------------
$0                                    $1,089,759               $581,599
--------------------------------------------------------------------------------

An estimate by category of the allocation of fees paid by each class of shares of the fund during the fiscal year ended July 31, 2009 is set forth in the following table:

Allocation of Fund Expenses under the Distribution Plan

---------------------------------------------------------------------------------------------------
                         Payments to     Advertising    Sales       Printing      Total
                         Servicing                      Meetings    And
                         Parties(1)                                 Mailing
---------------------------------------------------------------------------------------------------
Class 1                  0               0              0           0             0
---------------------------------------------------------------------------------------------------
Class 2                  1,132,482       0              0           0             1,132,482
---------------------------------------------------------------------------------------------------
Class 3                  612,656         0              0           0             612,656
---------------------------------------------------------------------------------------------------

(1)Payments to Servicing Parties include Pioneer Funds Distributor, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund (annualized for the period ending July 31, 2009).

--------------------------------------------------------------------------------
CDSCs

--------------------------------------------------------------------------------
During the fiscal year ended July 31, 2009, the following CDSCs were paid to
PFD:

--------------------------------------------------------------------------------
$0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Capital Loss Carryforwards as of July 31, 2009
--------------------------------------------------------------------------------
At July 31, 2009, the fund had the following net capital loss carryforward:
--------------------------------------------------------------------------------
$0
--------------------------------------------------------------------------------

17. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

Description of Moody's Investors Service, Inc.'s ("Moody's") Short-Term Prime
Ratings:

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody's Debt Ratings:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

----------------------
(1)The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

     o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);
     o    Notes allowing for negative coupons, or negative principal;
     o Notes containing any provision that could obligate the investor to make any additional payments;
     o    Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

Standard & Poor's Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations:

     o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     o    Nature of and provisions of the obligation;
     o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A "C" rating is assigned to obligations that are currently highly vulnerable to non-payment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, a "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Standard & Poor's Short-Term Issue Credit Ratings:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


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Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


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18.      APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES


                                  Proxy Voting


POLICY


Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

APPLICABILITY

Pioneer's Proxy Voting policy and related procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer's position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.


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PURPOSE

The overriding goal of Pioneer's Proxy Voting Procedure is that proxies for all United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us, or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. ("UniCredit").

Any questions about these policies and procedures should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").


                                   PROCEDURES

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will


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seek a written voting recommendation from the Head of Portfolio Management U.S.
or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Pioneer's: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.


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The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").

Filing Form N-PX

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.


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We will generally support these and similar management proposals:
     o    Corporate name change.

     o    A change of corporate headquarters.

     o    Stock exchange listing.

     o    Establishment of time and place of annual meeting.

     o    Adjournment or postponement of annual meeting.

     o    Acceptance/approval of financial statements.

     o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     o    Approval of minutes and other formalities.

     o Authorization of the transferring of reserves and allocation of income.

     o    Amendments to authorized signatories.

     o    Approval of accounting method changes or change in fiscal year-end.

     o    Acceptance of labor agreements.

     o    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that maybe inconsistent, in its view, with Pioneer's goal of supporting the value of client's portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:
     o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     o    Restore shareholder rights to ratify the auditors.


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We will normally oppose proposals that require companies to:
     o    Seek bids from other auditors.

     o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     o    Indemnify auditors.

     o    Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues
Pioneer will vote for:
     o Audit, compensation and nominating committees composed of independent directors exclusively.

     o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     o    Election of an honorary director.

We will vote against:
     o    Minimum stock ownership by directors.

     o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     o Requirements for union or special interest representation on the board.

     o    Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:
     o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.


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Elections of Directors

In uncontested elections of directors we will vote against:
     o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:
     o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:
     o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     o    Contested election of directors.

     o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     o    Mandatory retirement policies.

     o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:
     o Precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.


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Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:
     o    Cumulative voting.

     o    Increase ability for shareholders to call special meetings.

     o    Increase ability for shareholders to act by written consent.

     o    Restrictions on the ability to make greenmail payments.

     o    Submitting rights plans to shareholder vote.

     o    Rescinding shareholder rights plans ("poison pills").

     o    Opting out of the following state takeover statutes:

               - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

               - Control share cash-out provisions, which require large holders to acquire shares from other holders

               - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control
               - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
               - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
               -    Fair price provisions.
               -    Authorization of shareholder rights plans.
               -    Labor protection provisions.
               -    Mandatory classified boards.


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We will vote on a case-by-case basis on the following issues:
     o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     o    Proposals that allow shareholders to nominate directors.

We will vote against:
     o Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

     o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

     o    Classes of shares with unequal voting rights.

     o    Supermajority vote requirements.

     o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     o    Extension of advance notice requirements for shareholder proposals.

     o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.


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Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers. Pioneer will vote for:
     o    Changes in par value.

     o    Reverse splits, if accompanied by a reduction in number of shares.

     o Shares repurchase programs, if all shareholders may participate on equal terms.

     o    Bond issuance.

     o    Increases in "ordinary" preferred stock.

     o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     o    Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:
     o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     o Increase in authorized common stock. We will make a determination considering, among other factors:

               -    Number of shares currently available for issuance;

               - Size of requested increase (we would normally approve increases of up to 100% or current authorization);

               - Proposed use of the proceeds from the issuance of additional shares, and

               - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     o    Proposals to submit private placements to shareholder vote.

     o    Other financing plans.


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We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose. Pioneer will vote for:

     o    401(k) benefit plans.

     o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

               -    Amendments to performance plans to conform with OBRA;

               - Caps on annual grants or amendments of administrative features;

               -    Adding performance goals, and

               -    Cash or cash and stock bonus plans.

     o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     o    Require that option repricing be submitted to shareholders.

     o    Require the expensing of stock-option awards.

     o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.


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We will vote on a case-by-case basis on the following issues:
     o Shareholder proposals seeking additional disclosure of executive and director pay information.

     o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

               - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                       Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment, B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

               -    The plan must not:

                    - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval

                    - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments

               - We are generally in favor of proposals that increase participation beyond executives.

               - We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

               - We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

               - We generally support proposals asking companies to adopt stock holding periods for their executives.

     o    All other employee stock purchase plans.


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     o    All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:
     o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     o    Elimination of stock option plans.

We will vote on a case-by case basis on these issues:
     o    Limits on executive and director pay.

     o    Stock in lieu of cash compensation for directors.

Corporate Governance

Pioneer will vote for:
     o    Confidential Voting.

     o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:
     o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     o Bundled proposals. We will evaluate the overall impact of the proposal.

     o    Adopting or amending the charter, bylaws or articles of association.

     o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.


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We will vote against:
     o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     o    Limitations on stock ownership or voting rights.

     o    Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:
     o    Mergers and acquisitions.

     o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     o    Debt restructurings.

     o    Conversion of securities.

     o    Issuance of shares to facilitate a merger.

     o    Private placements, warrants, convertible debentures.

     o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues. Pioneer will vote for:
     o    Establishment of new classes or series of shares.

     o    Establishment of a master-feeder structure.


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Pioneer will vote on a case-by-case on:
     o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     o    Approval of new or amended advisory contracts.

     o    Changes from closed-end to open-end format.

     o    Authorization for, or increase in, preferred shares.

     o    Disposition of assets, termination, liquidation, or mergers.

     o Classified boards of closed-end funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:
     o Conduct studies regarding certain issues of public concern and interest;

     o Study the feasibility of the company taking certain actions with regard to such issues; or

     o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

AVOIDING CONFLICTS OF INTEREST

Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy. The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients. For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.


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A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     o An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a "UniCredit Affiliate");

     o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     o An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.


Pioneer will abstain from voting shares of UniCredit Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

SUPERVISION

ESCALATION

It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.


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TRAINING

Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

RELATED POLICIES AND PROCEDURES

Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.

RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     o    Retains a record of the vote cast;

     o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:
     o    A record memorializing the basis for each referral vote cast;

     o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.
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Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.

RELATED REGULATIONS

Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204 -2

ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES

October 5, 2004

EFFECTIVE DATE:
October 5, 2004

REVISION DATE:
March 2008